SPECTRUM

                          ADVANTUS SPECTRUM FUND, INC.
             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

                                              [ADVANTUS CAPITAL MANAGEMENT LOGO]

ASSET ALLOCATION
[GRAPHIC]

ADVANTUS SPECTRUM FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                        2

INVESTMENTS IN SECURITIES                 7

STATEMENT OF ASSETS AND LIABILITIES      16

STATEMENT OF OPERATIONS                  17

STATEMENTS OF CHANGES IN NET ASSETS      18

NOTES TO FINANCIAL STATEMENTS            20

INDEPENDENT AUDITORS' REPORT             26

FEDERAL INCOME TAX INFORMATION           27

SHAREHOLDER SERVICES                     28

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve, have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.50 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS SPECTRUM FUND

PERFORMANCE UPDATE

[PHOTO OF TOM GUNDERSON AND WAYNE SCHMIDT]

TOM GUNDERSON AND WAYNE SCHMIDT PORTFOLIO MANAGERS

The Advantus Spectrum Fund is a mutual fund seeking the most favorable total return (from interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities (common stock, preferred stock and securities convertible into equity securities), mortgage-related securities, investment grade debt securities, money market securities or any combination of these securities. The investment adviser's positioning of the portfolio is determined by the intermediate term outlook for economic trends and market momentum.

  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

Over the past year the Spectrum Fund suffered severe losses along with the overall stock market. The Fund was especially impacted due to its positions in growth and higher growth stocks, which were by far the toughest sectors of the market. For the year ended September 30, 2001 the net result were as follows:

        CLASS A                              - 32.35 PERCENT*
        CLASS B                              - 32.82 PERCENT*
        CLASS C                              - 32.87 PERCENT*

This compares with the Fund's prior benchmark index, a blend of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+, which fell 25.98 percent during the year ended September 30, 2001. The Fund's current benchmark index, a blend of 60 percent S&P 500 Index++ and 40 percent Lehman Brothers Aggregate Bond Index+, fell 10.80 percent during the same period. The S&P 500 Index, which contains both growth and value stock, better reflects the range of equity securities which the Fund will hold in it's portfolio.

PERFORMANCE ANALYSIS

Clearly our positioning in large growth stocks placed the Fund in the hardest hit areas of the stock market. Additionally, on average about 65 percent of the Fund was invested in these large growth stocks over the past year versus the normal 60 percent. The Fund also averaged about 5 percent in Real Estate Investment Trust (REITs) which gained about 6.50 percent for the year.

A result of the overweight in stocks was a underweight in bonds, which was clearly the superior asset category over the past year gaining 13 percent as measured by the Lehman Brothers Aggregate Bond Index+. On average the Fund had about 29 percent in bonds verses a typical 40 percent allocation.

Growth stocks were led lower by the severe slow down in technology and telecommunications as both of these sectors fell 60-65 percent over the past year. These sectors were coming off several years of very strong sales and earnings growth, with stock valuation levels that incorporated expectations of several more years of growth. As their growth slowed and began to decline, the stocks lost both their earnings and their high valuations as the market came to realize that these stocks are indeed cyclical in nature and deserved a lower valuation. On average, the Fund had about 23 percent of its assets in the technology and telecommunications sectors over the past year.

Virtually all sectors of the stock market felt the decline over the past year, with the faster growing stocks in all sectors showing the most severe declines. The stock selections in the Fund had a bias toward higher growth than the growth index or the overall stock market.

Bonds staged a very strong rally over the past year. Interest rates fell dramatically as the economy slowed, the Federal Reserve aggressively eased key short-term interest rates, and then rates were shocked lower by the tragic events of September 11th. The actions by the Federal Reserve to cut short-term interest rates along with the market's `flight to quality' reaction caused the yield curve to become steeper. The yield on the two-year U.S. Treasury security fell 313 basis points (3.13 percent) to yield just 2.85 percent, a historic 26-year low. The five-year U.S. Treasury Note fell 205 basis points (2.05 percent) to yield 3.80 percent, while 30-year bond yields declined only 47 basis points (.47 percent) to yield 5.42 percent.

Among the sectors in the fixed income market - U.S. Treasuries, Agencies, mortgage-backed securities, and corporate bonds - all had very similar performances over the past 12 months. Bonds in the Spectrum Fund performed well because it avoided specific credit problems that befell some of the corporate bond market.

OUTLOOK

The tragic events of September 11th combined with the many ongoing effects of that attack will be the driving factors over the near term. Over the next few months, the market will need to digest sharply lower earnings, higher unemployment, rising credit losses, and a heightened level of uncertainty. In such a period, stock prices can fall to low levels, then go lower. Fortunately the U.S. economy was in a very healthy position going into this troubling period with low inflation, federal government surplus positions, and one of the most productive workforces in the world.

Over the next six-months we believe the driving forces of fear and uncertainty will lessen as the markets begin to see with increased certainty the depth and breadth of the current economic slowdown. As this happens the markets will be poised to stabilize and possibly make a sustained rally.

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

** The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

+ The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

++ The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS SPECTRUM FUND,
        RUSSELL 1000 GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX,
                     BLENDED INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Russell 1000 Growth Index, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index, the prior blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, the current blended index of 60 percent S&P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1991 through September 30, 2001. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 2001.

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year             -36.07%
Five year              2.29%
Ten year               6.10%

[CHART]

(Thousands)
                                                Prior              New            S&P 500      Russell 1000      Lehman Brothers
                Class A           CPI        Blended Index    Blended Index        Index       Growth Index    Aggregate Bond Index
 9/30/91       $ 10,000        $ 10,000        $ 10,000          $ 10,000        $ 10,000        $ 10,000            $ 10,000
10/31/91       $  9,450        $ 10,022        $ 10,000          $ 10,000        $ 10,000        $ 10,156            $ 10,111
10/31/92       $ 10,497        $ 10,343        $ 11,068          $ 10,941        $ 10,772        $ 11,254            $ 11,106
10/31/93       $ 11,408        $ 10,620        $ 12,064          $ 12,007        $ 11,832        $ 12,076            $ 12,425
 9/30/94       $ 11,189        $ 10,942        $ 12,316          $ 12,224        $ 11,936        $ 12,435            $ 11,978
 9/30/95       $ 13,246        $ 11,182        $ 15,079          $ 14,553        $ 15,075        $ 16,438            $ 13,663
 9/30/96       $ 15,063        $ 11,518        $ 17,169          $ 16,372        $ 17,729        $ 19,955            $ 14,332
 9/30/97       $ 17,571        $ 11,774        $ 21,196          $ 20,713        $ 24,435        $ 27,197            $ 15,724
 9/30/98       $ 19,559        $ 11,942        $ 23,791          $ 22,556        $ 26,234        $ 30,216            $ 17,534
 9/30/99       $ 22,704        $ 12,255        $ 28,532          $ 26,127        $ 33,087        $ 40,747            $ 17,469
 9/30/00       $ 26,384        $ 12,672        $ 33,465          $ 28,737        $ 37,055        $ 49,276            $ 18,709
 9/30/01       $ 17,767        $ 13,007        $ 24,770          $ 25,633        $ 27,187        $ 26,806            $ 21,131

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                       -36.18%
Five year                        2.49%
Since inception (8/19/94)        6.10%

[CHART]

(Thousands)
                                                 Prior             New            S&P 500    Russell 1000      Lehman Brothers
              Class B          CPI         Blended Index     Blended Index       Index     Growth Index    Aggregate Bond Index
8/19/94        $ 10,000       $ 10,000       $ 10,000          $ 10,000          $ 10,000      $ 10,000          $ 10,000
9/30/94        $ 10,003       $ 10,067       $ 10,209          $ 10,181          $  9,863      $  9,863          $  9,860
9/30/95        $ 11,316       $ 10,289       $ 12,499          $ 12,121          $ 12,457      $ 12,836          $ 11,343
9/30/96        $ 12,953       $ 10,598       $ 14,231          $ 13,636          $ 14,651      $ 15,250          $ 11,872
9/30/97        $ 15,184       $ 10,833       $ 17,570          $ 17,251          $ 20,192      $ 20,504          $ 13,005
9/30/98        $ 16,913       $ 10,987       $ 19,720          $ 18,786          $ 21,678      $ 22,952          $ 14,425
9/30/99        $ 19,524       $ 11,276       $ 23,650          $ 21,760          $ 27,342      $ 31,303          $ 14,401
9/30/00        $ 22,712       $ 11,659       $ 27,740          $ 23,934          $ 30,620      $ 38,631          $ 14,688
9/30/01        $ 15,258       $ 11,968       $ 20,532          $ 21,349          $ 22,466      $ 21,015          $ 17,369

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                       -32.87%
Five year                        2.71%
Since inception (3/1/95)         5.84%

[CHART]

(Thousands)
                                               Prior               New              S&P 500      Russell 1000     Lehman Brothers
                Class C          CPI        Blended Index      Blended Index         Index       Growth Index   Aggregate Bond Index
 3/1/95        $ 10,000        $ 10,000        $ 10,000           $ 10,000          $ 10,000        $ 10,000          $ 10,000
9/30/95        $ 11,263        $ 10,146        $ 12,243           $ 11,905          $ 12,999        $ 12,272          $ 10,818
9/30/96        $ 12,713        $ 10,450        $ 13,940           $ 13,393          $ 15,288        $ 14,569          $ 11,323
9/30/97        $ 14,731        $ 10,682        $ 17,210           $ 16,944          $ 21,070        $ 19,588          $ 12,404
9/30/98        $ 16,288        $ 10,834        $ 19,317           $ 18,452          $ 22,621        $ 21,927          $ 13,757
9/30/99        $ 18,778        $ 11,119        $ 23,166           $ 21,373          $ 28,531        $ 29,905          $ 13,708
9/30/00        $ 21,653        $ 11,497        $ 27,172           $ 23,508          $ 31,952        $ 36,906          $ 14,667
9/30/01        $ 14,536        $ 11,801        $ 20,112           $ 20,969          $ 23,443        $ 20,077          $ 16,566

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                             MARKET    % OF STOCK
COMPANY                                         SHARES       VALUE     PORTFOLIO
-------                                         ------   ------------  ----------
Pfizer, Inc                                     83,425   $  3,345,343     8.1%
General Electric Company                        68,456      2,546,563     6.2%
AOL Time Warner, Inc.                           52,800      1,747,680     4.2%
Microsoft Corporation                           29,188      1,493,550     3.6%
American Home Products Corporation              22,500      1,310,625     3.2%
                                                ------   ------------  ----------
                                                         $ 10,443,761    25.3%
                                                         ============  ==========

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                      % OF BOND
RATING                                                                PORTFOLIO
------                                                                ---------
U.S. Treasury                                                           10.2%
U.S. Government Agencies                                                34.6%
AAA rated                                                               11.4%
AA rated                                                                 7.7%
A rated                                                                 20.6%
BBB rated                                                               15.2%
BB rated                                                                 0.3%
                                                                      ---------
                                                                       100.0%
                                                                      =========

[CHART]

Bonds                                      32.9%
Common Stocks                              65.1%
Cash and Other Assets/Liabilities           2.0%
S&P Depository Receipts                     1.6%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2001
           (Percentages of each investment category relate to total net assets.)

                                              MARKET
 SHARES                                       VALUE(a)
 ------                                      ----------
   COMMON STOCK (63.5%)
    BASIC MATERIALS (.3%)
     Chemicals (.3%)
     5,400   Pharmacia
              Corporation                    $  219,024
                                             ----------
   CAPITAL GOODS (5.3%)
     Electrical Equipment (4.0%)
    68,456   General Electric
              Company                         2,546,563
                                             ----------
     Manufacturing (1.2%)
       500   St. Joe Company                     12,925
    17,084   Tyco International,
              Ltd. (c)                          777,322
                                             ----------
                                                790,247
                                             ----------
     Office Equipment (.1%)
       923   Lexmark International
              Group, Inc. (b)                    41,267
                                             ----------
   COMMUNICATION SERVICES (.4%)
     Telecommunication (.4%)
     5,080   Qualcomm, Inc. (b)                 241,503
                                             ----------
   CONSUMER CYCLICAL (7.0%)
     Auto (.3%)
     5,400   Harley-Davidson,
              Inc.                              218,700
                                             ----------
     Houseware (.1%)
     4,239   Corning, Inc. (b)                   37,388
                                             ----------
     Lodging-Hotel (.1%)
     1,900   Extended Stay
              America, Inc. (b)                  27,493
     1,700   Hilton Hotels                       13,345
       600   Marriott International,
              Inc.                               20,040
                                             ----------
                                                 60,878
                                             ----------
     Photography/Imagery (.1%)
     1,062   Eastman Kodak
              Company                            34,547
                                             ----------
     Retail (5.5%)
    15,400   Bed Bath & Beyond,
              Inc. (b)                          392,084
    20,300   Family Dollar Stores               558,656
    26,050   Home Depot, Inc                    999,538
    11,100   Kohls Corporation (b)              532,800
    14,400   Tiffany & Company                  311,760
    14,200   Wal-Mart Stores, Inc.              702,900
                                             ----------
                                              3,497,738
                                             ----------
     Service (.9%)
     7,410   Omnicom Group                      480,909
     3,100   TMP Worldwide,
              Inc. (b)                           88,009
                                             ----------
                                                568,918
                                             ----------
   CONSUMER STAPLES (7.5%)
     Beverage (2.6%)
    24,880   Pepsico, Inc.                    1,206,680
     9,600   The Coca-Cola
              Company                           449,760
                                             ----------
                                              1,656,440
                                             ----------
     Broadcasting (.6%)
    11,400   Comcast
              Corporation (b)                   408,918
                                             ----------
     Entertainment (.3%)
     5,600   Viacom, Inc. (b)                   193,200
                                             ----------
     Food & Health (.7%)
    16,600   Sysco Corporation                  423,964
                                             ----------
     Retail (.9%)
    14,182   Safeway, Inc. (b)                  563,309
                                             ----------
     Service (1.9%)
    15,600   Automatic Data
              Processing, Inc.                  733,824
     9,700   Concord EFS, Inc. (b)              474,815
                                             ----------
                                              1,208,639
                                             ----------
     Tobacco (.5%)
     6,200   Philip Morris
              Companies, Inc.                   299,398
                                             ----------
   ENERGY (.1%)
     Oil & Gas (.1%)
     2,671   Veritas DGC, Inc. (b)               49,253
                                             ----------

              See accompanying notes to investments in securities.

                                        7

                                                MARKET
 SHARES                                        VALUE(a)
 ------                                        --------
   FINANCIAL (9.3%)
     Consumer Finance (2.0%)
    17,300   Capital One Financial
              Corporation                    $  796,319
     8,700   Household
              International, Inc.               490,506
                                             ----------
                                              1,286,825
                                             ----------
     Insurance (1.9%)
    12,800   American
              International Group               998,400
     4,700   Arthur J. Gallagher &
              Company                           222,545
                                             ----------
                                              1,220,945
                                             ----------
     Investment Bankers/Brokers (1.4%)
    17,400   CitiGroup, Inc.                    704,700
     2,900   Goldman Sachs
              Group, Inc.                       206,915
                                             ----------
                                                911,615
                                             ----------
     Investment Companies (.3%)
     5,700   SEI Investments
              Company                           182,400
                                             ----------
     Real Estate (.2%)
     5,500   Boardwalk Equities,
              Inc. (c)                           42,900
     2,900   Brookfield Properties
              Corporation (c)                    52,925
       500   Catellus Development
              Corporation (b)                     8,740
                                             ----------
                                                104,565
                                             ----------
     Real Estate Investment Trust (3.5%)
     2,300   AMB Property
              Corporation                        56,350
     1,500   AMLI Residential
              Properties                         35,400
     3,500   Apartment
              Investment &
              Management
              Company                           158,410
     2,700   Archstone
              Communities Trust                  70,470

     2,800   Arden Realty, Inc.                  71,596
     1,100   Avalonbay
              Communities, Inc.                  52,525
     1,600   Boston Properties, Inc.             61,008
     2,000   BRE Properties, Inc.                59,900
       300   Cabot Industrial Trust               6,150
       700   Chelsea Property
              Group, Inc.                        31,815
       300   Colonial Properties
              Trust                               8,865
       700   Corporate Office
              Properties Trust                    7,630
     2,000   Crescent Real Estate
              Eqt Co                             42,900
     3,300   Developers
              Diversified Realty
              Corporation                        59,235
     6,600   Equity Office
              Properties Trust                  211,200
     1,000   Equity Residential
              Properties                         58,400
     1,400   Essex Property
              Trust, Inc.                        68,740
     1,700   Felcor Suite
              Hotels, Inc.                       22,865
     2,200   First Industrial Realty
              Trust.                             66,000
     2,200   General Growth
              Properties, Inc.                   76,494
     2,600   Highwoods
              Properties, Inc.                   64,350
       800   Host Marriott
              Corporation                         5,640
       100   Innkeepers USA Trust                   900
     1,600   Kimco Realty
              Corporation                        77,680
       700   Liberty Property Trust              20,083
     1,100   Meristar Hospitality
              Corporation                        11,605
     1,700   Mid-Atlantic Realty
              Trust                              23,800
     2,000   Mission West
              Properties, Inc.                   24,000

              See accompanying notes to investments in securities.

                                        8

                                                MARKET
 SHARES                                        VALUE(a)
 ------                                      -----------
     3,800   P.S. Business
              Parks, Inc.                    $   105,260
     2,000   Prentiss Properties
              Trust                               55,000
     8,300   Prologis Trust                      175,130
       300   Public Storage, Inc.                 10,026
     2,200   Reckson Associates
              Realty Corporation                  53,130
       883   Reckson Associates
              Realty Corporation
              Class B                             22,525
     3,700   Security Capital
              Industrial Trust (b)                69,227
     1,400   Simon Property
              Group, Inc.                         37,674
       800   SL Green Realty
              Corporation                         25,216
       500   Sovran Self Storage,
              Inc.                                13,800
     3,300   Starwood Hotels &
              Resorts Worldwide,
              Inc.                                72,600
     3,000   Trizechhahn
              Corporation (c)                     54,030
     1,600   Vornado Realty Trust                 63,520
       800   Washington Real
              Estate                              18,976
                                             -----------
                                               2,230,125
                                             -----------
   HEALTH CARE (18.3%)
     Biotechnology (1.2%)
     4,700   Amgen, Inc. (b)                     276,172
    10,300   Genzyme Surgical
              Products (b)                       467,826
                                             -----------
                                                 743,998
                                             -----------
     Drugs (13.2%)
    22,500   American Home
              Products Corporation             1,310,625
     2,000   Andrx Group (b)                     129,840
     4,200   Bristol-Myers Squibb
              Company                            233,352
    13,350   Cardinal Health, Inc.               987,232
    16,100   Eli Lilly & Company               1,299,270
     9,500   Merck & Company, Inc.               632,700
    83,425   Pfizer, Inc.                      3,345,343
     7,200   Teva Pharmaceutical
              Industries, Ltd. (c)               435,240
                                             -----------
                                               8,373,602
                                             -----------
     Health Care-Diversified (1.9%)
    21,800   Johnson & Johnson                 1,207,720
                                             -----------
     Medical Products/Supplies (2.0%)
     4,700   Baxter International,
              Inc.                               258,735
     8,000   Biomet, Inc.                        234,000
    18,000   Medtronic, Inc.                     783,000
                                             -----------
                                               1,275,735
                                             -----------
   TECHNOLOGY (14.9%)
     Communications Equipment (.3%)
     3,823   Avaya, Inc. (b)                      37,848
     1,800   Brocade Communication
              Systems, Inc. (b)                   25,254
     1,949   Comverse Technology,
              Inc. (b)                            39,916
     7,790   Lucent Technologies,
              Inc. (b)                            44,637
     3,933   Motorola, Inc.                       61,355
                                             -----------
                                                 209,010
                                             -----------
     Computer Hardware (2.2%)
     4,926   Compaq Computer
              Corporation                         40,935
     1,699   Computer Associates
              International, Inc.                 43,732
    15,060   Dell Computer
              Corporation (b)                    279,062
     2,699   Hewlett-Packard
              Company                             43,454
     8,600   International Business
              Machines Corporation               793,780
     1,272   Nvidia Corporation (b)               34,942
    21,753   Sun Microsystems,
              Inc. (b)                           179,897
                                             -----------
                                               1,415,802
                                             -----------
     Computer Networking (1.1%)
       500   Affiliated Computer
              Services, Inc. (b)                  40,705

              See accompanying notes to investments in securities.

                                        9

                                               MARKET
 SHARES                                        VALUE(a)
 ------                                      -----------
    48,885   Cisco Systems,
              Inc. (b)                       $   595,419
     3,753   Juniper Networks,
              Inc. (b)                            36,404
     3,956   Yahoo!, Inc. (b)                     34,852
                                             -----------
                                                 707,380
                                             -----------
      Computer Peripherals (.3%)
    13,200   EMC Corporation (b)                 155,100
     4,300   Network Appliance,
              Inc. (b)                            29,240
     3,000   Storage Technology
              Corporation (b)                     37,650
                                             -----------
                                                 221,990
                                             -----------
      Computer Services & Software (6.4%)
     1,595   Adobe Systems, Inc.                  38,248
    52,800   AOL Time Warner,
              Inc. (b)                         1,747,680
     1,272   Autodesk, Inc.                       40,780
     3,498   BEA Systems, Inc. (b)                33,546
     2,306   Cadence Design
              Systems, Inc. (b)                   38,395
     1,560   Citrix Systems,
              Inc. (b)                            30,888
     1,323   Computer Sciences
              Corporation (b)                     43,884
       878   Electronic Arts, Inc. (b)            40,098
     8,000   Manugistics Group,
              Inc. (b)                            46,560
     5,267   McData
              Corporation (b)                     44,190
    29,188   Microsoft
              Corporation (b)                  1,493,550
    28,046   Oracle Systems (b)                  352,819
     1,744   Peoplesoft, Inc. (b)                 31,462
     2,587   Siebel Systems,
              Inc. (b)                            33,657
     1,862   Sungard Data Systems,
              Inc. (b)                            43,515
                                             -----------
                                               4,059,272
                                             -----------
      Electrical Instruments (.2%)
     1,988   Agilent Technologies,
              Inc. (b)                            38,865
     7,332   JDS Uniphase
              Corporation (b)                $    46,338
     1,306   Waters
              Corporation (b)                     46,716
                                             -----------
                                                 131,919
                                             -----------
      Electrical Semiconductor (3.1%)
     4,264   Advanced Micro
              Devices (b)                         34,752
     4,300   Altera Corporation (b)               70,907
     2,288   Analog Devices, Inc. (b)             74,818
     5,452   Applied Materials,
              Inc. (b)                           155,055
     6,071   Atmel Corporation (b)                40,554
     1,646   Broadcom
              Corporation (b)                     33,414
    44,938   Intel Corporation                   916,286
     2,123   Linear Technology
              Corporation                         69,634
     2,627   LSI Logic
              Corporation (b)                     30,867
     1,422   Microchip Technology,
              Inc. (b)                            38,110
     2,112   Micron Technology,
              Inc. (b)                            39,769
     1,529   National
              Semiconductor
              Corporation (b)                     33,714
     1,212   Novellus Systems,
              Inc. (b)                            34,615
     2,067   PMC-Sierra, Inc. (b)                 21,476
     1,864   RF Micro Devices,
              Inc. (b)                            30,980
    11,586   Texas Instruments,
              Inc.                               289,418
     2,105   Xilinx, Inc. (b)                     49,531
                                             -----------
                                               1,963,900
                                             -----------
      Electronics-Computer Distribution (.3%)
     6,400   Flextronics
              International,
              Ltd. (b)(c)                        105,856
     2,061   Maxim Integrated
              Products (b)                        72,011
                                             -----------
                                                 177,867
                                             -----------

              See accompanying notes to investments in securities.

                                       10

                                               MARKET
SHARES                                         VALUE(a)
------                                       -----------
      Equipment Semiconductor (.1%)
     1,238   KLA-Tencor
              Corporation (b)                $    39,096
     1,668   Teradyne, Inc. (b)                   32,526
                                             -----------
                                                  71,622
                                             -----------
      Retail (.1%)
       949   eBay, Inc. (b)                       43,417
                                             -----------
      Service-Data Processing (.8%)
     2,902   Electronic Data
              Systems
              Corporation                        167,097
     3,900   First Data Corporation              227,214
     1,266   Intuit, Inc. (b)                     45,323
     1,355   Verisign, Inc. (b)                   56,775
                                             -----------
                                                 496,409
                                             -----------
     TRANSPORTATION (.3%)
      Air Freight (.3%)
     6,200   CH Robinson
              Worldwide, Inc.                    179,552
                                             -----------
     UTILITIES (.1%)
      Electric Companies (.1%)
     4,000   AES Corporation (b)                  51,280
                                             -----------
Total common stock
 (cost: $38,867,345)                          40,326,844
                                             -----------
S&P DEPOSITORY RECEIPT (1.6%)
  9,500   Standard and Poors
          Depository Receipt
          Trust Series I                         992,180
                                             -----------
Total depository receipt
 (cost: $1,152,147)                              992,180
                                             -----------

              See accompanying notes to investments in securities.

                                                                                           MARKET
PRINCIPAL                                                          COUPON   MATURITY       VALUE(a)
---------                                                          ------   --------    -------------
LONG-TERM DEBT SECURITIES (32.9%)
  GOVERNMENT OBLIGATIONS (15.3%)
      U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (14.8%)
     Federal Home Loan Mortgage Corporation (FHLMC) (1.3%)
$   250,000                                                        7.000%   03/15/10    $     281,750
    500,000                                                        7.000%   07/15/05          551,862
                                                                                        -------------
                                                                                              833,612
                                                                                        -------------
     Federal National Mortgage Association (FNMA) (6.7%)
    250,000                                                        3.500%   09/15/04          249,205
    288,719                                                        6.000%   04/01/14          295,271
     49,787                                                        6.000%   01/01/29           49,847
    253,708                                                        6.000%   02/01/29          254,012
    198,693                                                        6.230%   01/01/08          209,073
    500,000                                                        6.250%   02/01/11          525,813
    400,012                                                        6.500%   10/01/28          409,188
    248,154                                                        6.500%   02/01/29          253,846
    550,000                                                        7.000%   10/01/31          568,391
    199,999                                                        6.000%   07/01/31          199,470
    124,954                                                        7.000%   09/01/31          129,287
  1,000,000                                                        7.125%   02/15/05        1,103,355
                                                                                        -------------
                                                                                            4,246,758
                                                                                        -------------
     Government National Mortgage Association (GNMA) (3.4%)
      1,851                                                        6.500%   04/15/29            1,894
    499,458                                                        6.500%   07/15/31          510,484
    408,028                                                        7.000%   07/15/28          423,027
    100,000                                                        7.000%   09/15/31          103,562
    334,620                                                        7.375%   11/15/11          361,781
     76,831                                                        7.500%   10/15/28           80,193
    198,576                                                        7.500%   01/15/31          207,090
    185,573                                                        7.500%   02/15/31          193,530
    268,619                                                        7.000%   01/15/30          278,410
                                                                                        -------------
                                                                                            2,159,971
                                                                                        -------------
     U.S. Treasury (3.4%)
    600,000   Bond                                                 5.000%   08/15/11          619,969
    500,000   Bond                                                 5.875%   11/15/04          536,172
    550,000   Bond                                                 6.000%   02/15/26          586,738
    150,000   Bond                                                 6.125%   08/15/29          163,441
    200,000   Bond                                                 6.250%   05/15/30          222,578
                                                                                        -------------
                                                                                            2,128,898
                                                                                        -------------

     OTHER GOVERNMENT OBLIGATIONS (.5%)
$   300,000 Province of British Columbia (c)                       4.625%   10/03/06          299,229
                                                                                        -------------
            Total government and agency obligations(cost: $9,343,596)                       9,668,468
                                                                                        -------------

              See accompanying notes to investments in securities.

                                                                                           MARKET
PRINCIPAL                                                          COUPON   MATURITY       VALUE(a)
---------                                                          ------   --------    -------------
CORPORATE OBLIGATIONS (17.6%)
  BASIC MATERIALS (1.3%)
   Agriculture Products (.7%)
$  450,000   Archer-Daniels-Midland Company                        7.000%   02/01/31    $     449,379
                                                                                        -------------
    Construction (.6%)
   350,000   Vulcan Materials, Inc.                                6.400%   02/01/06          362,929
                                                                                        -------------
   COMMUNICATION SERVICES (1.4%)
    Telecommunication (.5%)
   300,000   Worldcom, Inc.                                        7.500%   05/15/11          305,981
                                                                                        -------------
    Telephone (.9%)
   250,000   Citizens Communications (f)                           7.625%   08/15/08          255,275
   300,000   Qwest Capital Funding (f)                             7.000%   08/03/09          300,112
                                                                                        -------------
                                                                                              555,387
                                                                                        -------------
   ENERGY (.2%)
    Oil (.2%)
   100,000   Conoco, Inc.                                          5.900%   04/15/04          103,110
                                                                                        -------------
   FINANCIAL (12.4%)
     Asset Backed (2.3%)
    250,000   Fortress CBO Investments I, Ltd. 144A Issue (d)      7.850%   07/25/38          263,125
    583,911   Prudential Home Mortgage Security Company            6.500%   10/25/23          595,648
    234,258   Prudential Home Mortgage Security
                Company 144A Issue (f)                             6.796%   04/28/24          240,936
    367,275   Residential Funding Mortgage Securities              7.000%   10/25/23          376,600
                                                                                        -------------
                                                                                            1,476,309
                                                                                        -------------
     Auto Finance (.8%)
    250,000   Ford Motor Credit Corporation                        6.875%   02/01/06          257,434
    250,000   General Motors Acceptance Corporation                6.750%   01/15/06          257,115
                                                                                        -------------
                                                                                              514,549
                                                                                        -------------
     Banks (1.0%)
    700,000   St. George Bank 144A Issue (c)(d)                    8.485%   12/29/49          659,905
                                                                                        -------------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds     (5.0%)
     72,241   Banco Hipotecario Nacional 144A Issue (c)(d)         7.916%   07/25/09           66,657
    356,169   Banco Hipotecario Nacional 144A Issue (c)(d)         8.000%   03/31/11          321,068
    446,276   Bear Stearns & Company, Inc.                         8.000%   11/25/29          473,334
    350,000   Nomura Asset Securites Corporation (c)               7.709%   04/13/36          381,698
    505,834   Paine Webber Mortgage Acceptance Corporation         7.000%   10/25/23          515,905
    500,000   Park Avenue Finance Corporation 144A Issue (f)       7.680%   05/12/07          544,410
    844,347   Rosewood Care Centers Capital Funding                7.250%   11/01/13          888,127
                                                                                        -------------
                                                                                            3,191,199
                                                                                        -------------

              See accompanying notes to investments in securities.

                                                                                           MARKET
PRINCIPAL                                                          COUPON   MATURITY       VALUE(a)
---------                                                          ------   --------    -------------

     Commercial Mortgage-Backed Securities (.5%)

$       --   Asset Securitization Corporation (e)                  8.438%   08/13/29    $     344,744
                                                                                        -------------
     Consumer Finance (.5%)
    300,000   ERAC USA Finance Company (f)                         7.350%   06/15/08          309,584
                                                                                        -------------
     Finance-Diversified (.2%)
    150,000   Credit Suisse First Boston Financial Company, Ltd.   5.875%   08/01/06          153,715
                                                                                        -------------
     Insurance (1.1%)
    300,000   AIG Sunamerica Global Finance (f)                    5.850%   08/01/08          306,795
    400,000   Prudential Insurance Company of America (f)          6.600%   05/15/08          413,022
                                                                                        -------------
                                                                                              719,817
                                                                                        -------------
     Investment Bankers/Brokers (.2%)
    150,000   Morgan Stanley Dean Witter & Company                 6.750%   04/15/11          154,000
                                                                                        -------------
     Mortgage Revenue Bonds (.8%)
    507,022   Chase Mortgage Finance Corporation
               144A Issue (f)                                      6.636%   03/28/25          517,381
                                                                                        -------------
   HEALTH CARE (.4%)
     Drugs (.4%)
    250,000   Bristol-Myers Squibb Company                         4.750%   10/01/06          251,653
                                                                                        -------------
   TRANSPORTATION (.5%)
     Airlines (.5%)
    300,000   American Airlines, Inc. (f)                          7.377%   05/23/19          289,383
                                                                                        -------------
   UTILITIES (1.4%)
     Electric Companies (.4%)
    250,000   Niagara Mohawk Holdings, Inc.                        5.375%   10/01/04          251,540
                                                                                        -------------
     Natural Gas (.4%)
    250,000   Enron Corporation.                                   6.725%   11/17/08          254,248
                                                                                        -------------
     Power Products-Industrial (.6%)
    350,000   Xcel Energy, Inc.                                    7.000%   12/01/10          369,542
                                                                                        -------------
              Total corporate obligations (cost: $10,889,318)                              11,234,355
                                                                                        -------------
              Total long-term debt securities (cost: $20,232,914)                          20,902,823
                                                                                        -------------
SHORT-TERM SECURITIES (3.0%)
SHARES
------
  772,192    Federated Money Market Obligations Trust -
               Prime Obligations Fund, current rate 3.420%                                    772,192
   22,754    Provident Institutional Fund - TempFund
               Portfolio, current rate 3.670%                                                  22,754

              See accompanying notes to investments in securities.

                                       14

1,091,812    Wells Fargo & Company-Cash Investment Fund,
              current rate 3.620%                                                           1,091,812
                                                                                        -------------
             Total short-term securities (cost: $1,886,758)                                 1,886,758
                                                                                        -------------
             Total investments in securities (cost: $62,139,164) (g)                    $  64,108,605
                                                                                        -------------

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.0% of net assets in foreign securities as of September 30, 2001.
(d) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at September 30, 2001, which includes acquisition date and cost, is as follows:

                                                                           ACQUISITION
    SECURITY:                                                                 DATE           COST
    ---------                                                              -----------  -------------
    Fortress CBO Investments I, Ltd. 144A Issue*                            01/20/01          247,109
    St. George Bank 144A Issue*                                             06/12/97          700,000
    Banco Hipotecario Nacional 144A Issue*                                  04/01/99           65,559
    Banco Hipotecario Nacional 144A Issue*                                  03/07/00          333,686
                                                                                        -------------
                                                                                        $   1,346,354
                                                                                        =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commisiion under the Securities Act of 1933.

(e) Interest-only security that entitles the holders to receive only interest on the underlying mortgages. The principle amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon current cost basis and estimated timing and amount of future cash flows.

(f) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.

(g) At September 30, 2001 the cost of securities for federal income tax purposes was $66,995,705. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                       $   4,215,858
    Gross unrealized depreciation                                                          (7,102,958)
                                                                                        -------------
    Net unrealized depreciation                                                         $  (2,887,100)
                                                                                        =============

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for

 detailed listing (a) (identified cost: $62,139,164)                                    $  64,108,605
Receivable for Fund shares sold                                                                33,404
Receivable for investment securities sold                                                   1,205,013
Accrued interest receivable                                                                   204,696
Dividends receivable                                                                           41,532
Collateral for securities loaned (note 7)                                                   6,857,945
Other receivables                                                                                 690
                                                                                        -------------
   Total assets                                                                            72,451,885
                                                                                        -------------
                                   LIABILITIES
Payable for investment securities purchased                                                 2,012,519
Payable for Fund shares redeemed                                                               25,477
Payable to Adviser                                                                             71,969
Payable upon return of securities loaned (note 7)                                           6,857,945
                                                                                        -------------
   Total liabilities                                                                        8,967,910
                                                                                        -------------
Net assets applicable to outstanding capital stock                                      $  63,483,975
                                                                                        =============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
  unallocated) of $.01 par value                                                        $      55,565

  Additional paid-in capital                                                               76,797,136
  Undistributed net investment income                                                         192,864
  Accumulated net realized losses from investments                                        (15,531,031)
  Unrealized appreciation on investments                                                    1,969,441
                                                                                        -------------
   Total - representing net assets applicable to outstanding capital stock              $  63,483,975
                                                                                        =============
Net assets applicable to outstanding Class A shares                                     $  45,066,499
                                                                                        =============
Net assets applicable to outstanding Class B shares                                     $  15,207,376
                                                                                        =============
Net assets applicable to outstanding Class C shares                                     $   3,210,100
                                                                                        =============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 3,935,710                                                $       11.45
                                                                                        =============
  Class B - Shares outstanding 1,336,555                                                $       11.38
                                                                                        =============
  Class C - Shares outstanding 284,217                                                  $       11.29
                                                                                        =============

----------
(a) Includes securities on loan of $6,725,734

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment income:
  Interest                                                                              $   1,745,739
  Dividends                                                                                   544,396
  Income from securities lending activities                                                     4,283
                                                                                        -------------
     Total investment income                                                                2,294,418
                                                                                        -------------
Expenses (note 4):
  Investment advisory fee                                                                     425,996
  Rule 12b-1 - Class A                                                                        150,218
  Rule 12b-1 - Class B                                                                        206,658
  Rule 12b-1 - Class C                                                                         44,463
  Administrative services fee                                                                  74,400
  Transfer agent and shareholder services fees                                                307,267
  Custodian fees                                                                               28,051
  Auditing and accounting services                                                             45,567
  Legal fees                                                                                   10,512
  Directors' fees                                                                               1,442
  Registration fees                                                                            36,431
  Printing and shareholder reports                                                             40,809
  Insurance                                                                                     2,035
  Other                                                                                        10,942
                                                                                        -------------
     Total expenses                                                                         1,384,791
  Less fees and expenses waived or absorbed by Adviser                                       (241,979)
                                                                                        -------------
     Total net expenses                                                                     1,142,812
                                                                                        -------------
     Investment income - net                                                                1,151,606
                                                                                        -------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)                                             (13,849,891)
  Net change in unrealized appreciation or depreciation on investments                    (21,515,051)
                                                                                        -------------
     Net losses on investments                                                            (35,364,942)
                                                                                        -------------
  Net decrease in net assets resulting from operations                                  $ (34,213,336)
                                                                                        =============

                 See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                         2001             2000
                                                                                    --------------   --------------
Operations:

 Investment income - net                                                            $    1,151,606   $    1,519,169
 Net realized gain (loss) on investments                                               (13,849,891)      12,131,756
 Net change in unrealized appreciation or depreciation on investments                  (21,515,051)       2,589,973
                                                                                    --------------   --------------
   Increase (decrease) in net assets resulting from operations                         (34,213,336)      16,240,898
                                                                                    --------------   --------------
Distributions to shareholders from:
 Investment income - net:
   Class A                                                                                (856,166)      (1,196,773)
   Class B                                                                                (137,409)        (226,554)
   Class C                                                                                 (31,425)         (50,673)
 Net realized gains on investments:
   Class A                                                                              (8,664,445)      (2,859,954)
   Class B                                                                              (2,995,355)        (947,791)
   Class C                                                                                (676,021)        (221,013)
                                                                                    --------------   --------------
     Total distributions                                                               (13,360,821)      (5,502,758)
                                                                                    --------------   --------------
Capital share transactions (notes 4 and 5):
 Proceeds from sales:
   Class A                                                                               4,884,713        6,606,454
   Class B                                                                               2,045,874        4,572,057
   Class C                                                                                 468,737        1,461,717
 Proceeds from issuance of shares as a result of reinvested dividends:
   Class A                                                                               9,170,037        3,936,115
   Class B                                                                               3,055,969        1,135,909
   Class C                                                                                 681,146          263,983
 Payments for redemption of shares:
   Class A                                                                             (13,454,590)     (13,875,941)
   Class B                                                                              (5,199,830)      (5,777,194)
   Class C                                                                              (1,324,135)      (2,023,648)
                                                                                    --------------   --------------
     Increase (decrease) in net assets from capital share transactions                     327,921       (3,700,548)
                                                                                    --------------   --------------
     Total increase (decrease) in net assets                                           (47,246,236)       7,037,592
Net assets at beginning of year                                                        110,730,211      103,692,619
                                                                                    --------------   --------------
Net assets at end of year
 (including undistributed net investment income of $192,864 and
  $79,830, respectively)                                                            $   63,483,975   $  110,730,211
                                                                                    ==============   ==============

                 See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

(1)   ORGANIZATION

      The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      The Fund may elect to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended September 30, 2001, would reduce net realized gains for tax purposes.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease undistributed net investment income by $13,572, decrease accumulated net realized losses by $104,565 and decrease additional paid-in capital by $90,993.

      For federal income tax purposes, the fund has a capital loss carryover in the amount of $10,779,056 which, if not offset by subsequent capital gains, will expire September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the year ended September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $134,349,996 and $145,645,690, respectively.

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent on the first $1 billion in net assets, .48 percent on the next $1 billion and .46 on net assets in excess of $2 billion.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

      The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting and auditing, outside legal and other administrative services which Minnesota Life provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.12% of Class A average daily net assets, 1.87% of Class B average daily net assets and 1.87% of Class C average daily net assets through September 30, 2001. During the year ended September 30, 2001, Advantus Capital contractually agreed to absorb $241,979 in expenses which were otherwise payable by the Fund.

      For the year ended September 30, 2001, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $100,801.

      As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 1,523 shares or .4 percent of the Funds Class A shares.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,785.

(5)   CAPITAL SHARE TRANSACTIONS

Transactions in shares for the years ended September 30, 2001, and 2000 were as follows:

                                                   CLASS A                   CLASS B                CLASS C
                                            ----------------------    --------------------    --------------------
                                              2001          2000        2001         2000       2001        2000
                                            --------      --------    --------    --------    -------     --------
Sold                                         324,750       339,039     137,812     235,094     31,646       75,338
Issued for reinvested distributions          618,986       205,877     206,448      60,180     46,289       14,082
Redeemed                                    (958,885)     (710,174)   (376,427)   (298,913)   (97,953)    (105,145)
                                            --------      --------    --------    --------    -------     --------
                                             (15,149)     (165,258)    (32,167)     (3,639)   (20,018)     (15,725)
                                            ========      ========    ========    ========    =======     ========

(6)   ILLIQUID SECURITIES

      At September 30, 2001, investments in illiquid securities are limited to 15% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 2001 was $1,310,755 which represents 2.1% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)   SECURITIES LENDING CONTRACTS

      To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001, securities valued at $6,725,734 were on loan to brokers and the Fund had $6,857,945 in cash collateral.

(8) FINANCIAL HIGHLIGHTS

 Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                            CLASS A
                                                                   ---------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------------
                                                                      2001         2000       1999       1998         1997
                                                                   ----------    --------   --------   ---------    --------
Net asset value, beginning of year                                 $    19.73    $  17.88   $  16.50   $   16.40    $  15.53
                                                                   ----------    --------   --------   ---------    --------
Income from investment operations:
  Net investment income                                                   .22         .31        .31         .33         .39
  Net gains (losses) on securities
   (both realized and unrealized)                                       (6.08)       2.55       2.30        1.40        2.02
                                                                   ----------    --------   --------   ---------    --------
   Total from investment operations                                     (5.86)       2.86       2.61        1.73        2.41
                                                                   ----------    --------   --------   ---------    --------
Less distributions:
  Dividends from net investment income                                   (.20)       (.30)      (.31)       (.33)       (.39)
  Distributions from net realized gains                                 (2.22)       (.71)      (.92)      (1.30)      (1.15)
                                                                   ----------    --------   --------   ---------    --------
   Total distributions                                                  (2.42)      (1.01)     (1.23)      (1.63)      (1.54)
                                                                   ----------    --------   --------   ---------    --------
Net asset value, end of year                                       $    11.45    $  19.73   $  17.88   $   16.50    $  16.40
                                                                   ==========    ========   ========   =========    ========
Total return (a)                                                       (32.35)%     16.22%     16.08%      11.31%      16.66%
Net assets, end of year (in thousands)                             $   45,066    $ 77,964   $ 73,613   $  68,157    $ 62,914
Ratio of expenses to average
  daily net assets (b)                                                   1.12%       1.11%      1.10%       1.19%       1.25%
Ratio of net investment income (loss) to
  average daily net assets (b)                                           1.57%       1.58%      1.77%       1.98%       2.53%
Portfolio turnover rate
  (excluding short-term securities)                                     158.4%      132.0%     100.8%      139.8%      141.4%

                                       24

                                                                                            CLASS B
                                                                   ---------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------------
                                                                      2001         2000       1999       1998         1997
                                                                   ----------    --------   --------   ---------    --------
Net asset value, beginning of year                                 $    19.61    $  17.79   $  16.43   $   16.34    $  15.47
                                                                   ----------    --------   --------   ---------    --------
Income from investment operations:
  Net investment income                                                   .11         .17        .19         .22         .30
  Net gains (losses) on securities
   (both realized and unrealized)                                       (6.03)       2.53       2.28        1.39        2.02
                                                                   ----------    --------   --------   ---------    --------
   Total from investment operations                                     (5.92)       2.70       2.47        1.61        2.32
                                                                   ----------    --------   --------   ---------    --------
Less distributions:
  Dividends from net investment income                                   (.09)       (.17)      (.19)       (.22)       (.30)
  Distributions from net realized gains                                 (2.22)       (.71)      (.92)      (1.30)      (1.15)
                                                                   ----------    --------   --------   ---------    --------
   Total distributions                                                  (2.31)       (.88)     (1.11)      (1.52)      (1.45)
                                                                   ----------    --------   --------   ---------    --------
Net asset value, end of year                                       $    11.38    $  19.61   $  17.79   $   16.43    $  16.34
                                                                   ==========    ========   ========   =========    ========
Total return (a)                                                       (32.82)%     15.51%     15.31%      10.55%      16.02%
Net assets, end of year (in thousands)                             $   15,207    $ 26,838   $ 24,420   $  17,751    $ 12,556
Ratio of expenses to average
  daily net assets (b)                                                   1.87%       1.86%      1.82%       1.84%       1.90%
Ratio of net investment income (loss) to
  average daily net assets (b)                                            .82%        .83%      1.06%       1.32%       1.89%
Portfolio turnover rate
  (excluding short-term securities)                                     158.4%      132.0%     100.8%      139.8%      141.4%

                                                                                            CLASS C
                                                                   ---------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------------
                                                                      2001         2000       1999       1998         1997
                                                                   ----------    --------   --------   ---------    --------
Net asset value, beginning of year                                 $    19.49    $  17.69   $  16.34   $   16.27    $  15.43
                                                                   ----------    --------   --------   ---------    --------
Income from investment operations:
  Net investment income                                                   .11         .17        .19         .24         .28
  Net gains (losses) on securities
   (both realized and unrealized)                                       (6.00)       2.51       2.27        1.36        2.01
                                                                   ----------    --------   --------   ---------    --------
   Total from investment operations                                     (5.89)       2.68       2.46        1.60        2.29
                                                                   ----------    --------   --------   ---------    --------
Less distributions:
  Dividends from net investment income                                   (.09)       (.17)      (.19)       (.23)       (.30)
  Distributions from net realized gains                                 (2.22)       (.71)      (.92)      (1.30)      (1.15)
                                                                   ----------    --------   --------   ---------    --------
   Total distributions                                                  (2.31)       (.88)     (1.11)      (1.53)      (1.45)
                                                                   ----------    --------   --------   ---------    --------
Net asset value, end of year                                       $    11.29    $  19.49   $  17.69   $   16.34    $  16.27
                                                                   ==========    ========   ========   =========    ========
Total return (a)                                                       (32.87)%     15.38%     15.29%      10.57%      15.87%
Net assets, end of year (in thousands)                             $    3,210    $  5,928   $  5,659   $   4,062    $  1,926
Ratio of expenses to average
  daily net assets (b)                                                   1.87%       1.86%      1.82%       1.83%       1.90%
Ratio of net investment income (loss) to
  average daily net assets (b)                                            .82%        .83%      1.07%       1.31%       1.88%
Portfolio turnover rate
  (excluding short-term securities)                                     158.4%      132.0%     100.8%      139.8%      141.4%


----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(b) The Fund's Adviser voluntarily waived and absorbed $241,979, and $95,590 in expenses for the years ended September 30, 2001, and 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.40% and 1.20%, respectively, and the ratio of net investment income to average daily net assets would have been 1.29% and 1.49%, respectively. If Class B and C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.15%, and 1.95%, respectively, and the ratio of net investment income to average daily net assets would have been .54% and .72%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                                          ADVANTUS SPECTRUM FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

      The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                                                      PER
PAYABLE DATE                                                                                         SHARE
------------                                                                                        --------
Income distribution - taxable as dividend income, 3.9% qualifying for deduction by corporations
December 1, 2000*                                                                                   $  .7856
December 21, 2000                                                                                      .0988
March 22, 2001                                                                                         .0470
June 21, 2001                                                                                          .0140
September 20, 2001                                                                                     .0394
                                                                                                    --------
                                                                                                    $  .9848
                                                                                                    ========
Capital gains distributions - taxable as long-term capital gains, 20% rate.
December 1, 2000                                                                                    $ 1.4355
                                                                                                    ========
*Represents $.7856 of short-term capital gains (taxable as dividend income).

CLASS B

                                                                                                      PER
PAYABLE DATE                                                                                         SHARE
------------                                                                                        --------
Income distribution - taxable as dividend income, 3.9% qualifying for deduction by corporations
December 1, 2000*                                                                                   $  .7856
December 21, 2000                                                                                      .0755
September 20, 2001                                                                                     .0151
                                                                                                    --------
                                                                                                    $  .8762
                                                                                                    ========
Capital gains distributions - taxable as long-term capital gains, 20% rate.
December 1, 2000                                                                                    $ 1.4355
                                                                                                    ========
*Represents $.7856 of short-term capital gains (taxable as dividend income).

CLASS C

                                                                                                      PER
PAYABLE DATE                                                                                         SHARE
------------                                                                                        --------
Income distribution - taxable as dividend income, 3.9% qualifying for deduction by corporations.
December 1, 2000*                                                                                   $  .7856
December 21, 2000                                                                                      .0763
September 20, 2001                                                                                     .0155
                                                                                                    --------
                                                                                                    $  .8774
                                                                                                    ========
Capital gains distributions - taxable as long-term capital gains, 20% rate.
December 1, 2000                                                                                    $ 1.4355
                                                                                                    ========

*Represents $.7856 of short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

      The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                [ADVANTUS CAPITAL MANAGEMENT LOGO]

                                Distributed by:
                                SECURIAN FINANCIAL SERVICES, INC.
                                Securities Dealer, Member NASD/SIPC.
                                Registered Investment Advisor

                                400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                                2001-1030-30105N

SECURIAN FINANCIAL SERVICES, INC.                       PRESORTED STANDARD
                                                         U.S. POSTAGE PAID
400 ROBERT STREET NORTH                                    ST. PAUL, MN
ST. PAUL, MN 55101-2098                                   PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48639 Rev. 11-2001